CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kenneth E. Banwart, Chief Executive Officer of ASA Managed Futures Fund LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    April 8, 2005               /s/ Kenneth E. Banwart
     ------------------------        -------------------------------------------
                                     Kenneth E. Banwart, Chief Executive
                                     Officer
                                     (principal executive officer)


I, Jeremy L. Standrod, Chief Financial Officer of ASA Managed Futures Fund LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    April 8, 2005               /s/ Jeremy L. Standrod
     ------------------------        -------------------------------------------
                                     Jeremy L. Standrod, Chief Financial Officer
                                     (principal financial officer)